UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.ss. 240.14a-12

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
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(2)   Aggregate number of securities to which transaction applies:
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
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                    PRELIMINARY NOTICE SUBJECT TO COMPLETION

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                     Two World Financial Center, Building B
                            New York, New York 10281
                              --------------------

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                                November 17, 2006
                              --------------------


TO THE SHAREHOLDERS OF
JAPAN SMALLER CAPITALIZATION FUND, INC.:

      Notice is hereby given that the 2006 Annual Meeting of Shareholders (the "Meeting") of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York, on Friday, November 17, 2006, at 10:30 A.M. to consider and vote on the following matters:

      (1) The election of two Directors to serve as Class III Directors, each to serve for a term to expire in 2009 and until their successors are duly elected and qualify;

      (2) A proposal to amend the fundamental investment restrictions of the Fund to permit the Fund to lend its portfolio securities; and

      (3) The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on September 25, 2006 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.


                                           By Order of the Board of Directors


                                                     NEIL A. DANIELE
                                                        Secretary


New York, New York
Dated:  October [  ], 2006


The enclosed proxy card may be executed by holders of record as of the Record Date. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed envelope whether or not you plan to attend the Meeting.

                      [This page intentionally left blank]










                PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION

                                 PROXY STATEMENT

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                     Two World Financial Center, Building B
                            New York, New York 10281
                              --------------------


                       2006 ANNUAL MEETING OF SHAREHOLDERS
                                November 17, 2006
                              --------------------


                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2006 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., Two World Financial Center, Building B, New York, New York, on Friday, November 17, 2006, at 10:30 A.M. The approximate mailing date of this Proxy Statement is October [ ], 2006.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of two Class III Directors (Proposal 1) and FOR the proposal to amend the fundamental investment restrictions of the Fund to permit the Fund to lend its portfolio securities (Proposal 2).

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above, by submitting a subsequently executed proxy or by voting in person at the Meeting.

      Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification.

      The Board of Directors has fixed the close of business on September 25, 2006, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 25, 2006, the Fund had outstanding 21,179,542 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than the election of two Class III Directors and the amendment of the fundamental investment restrictions of the Fund to be considered at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report to shareholders upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling 1-800-833-0018).

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Fund's Board of Directors is divided into three classes of Directors serving staggered three-year terms and until their successors are elected and qualify. Each year the term of office of one class of Directors will expire. The term of office for Class I Directors expires at the Annual Meeting of Shareholders to be held in 2007, for Class II Directors at the Annual Meeting of Shareholders to be held in 2008 and for Class III Directors at the Meeting and when their successors are duly elected and qualify. The current Directors consist of two Class I Directors, two Class II Directors and two Class III Directors. None of the Class I Directors or the Class II Directors is a nominee for election at the Meeting and all of them will continue in office after the Meeting.

      Should any vacancy occur on the Board of Directors, the remaining Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, subject to any applicable requirement of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any Director elected by the Board to fill a vacancy would hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

NOMINEES PROPOSED FOR ELECTION AS CLASS III DIRECTORS

      Messrs. Rodney A. Buck and David B. Chemidlin have been nominated to serve as Class III Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2009 and until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

      Messrs. Buck and Chemidlin have been nominated for election as Directors by the Nominating Committee of the Board of Directors. As described below, this Committee nominated Messrs. Buck and Chemidlin after the two current Class III Directors, Messrs. William K. Grollman and Arthur R. Taylor, advised the Board of Directors that they did not wish to stand for re-election. Mr. Taylor has served as a Director since the Fund commenced operations in 1990, and Mr. Grollman has served as a Director since 2004.

      Unless authority is withheld in the proxy or properly revoked, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the following Class III Director nominees: Rodney A. Buck and David B. Chemidlin.

      The Board of Directors knows of no reason why either of the Class III Director nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board of Directors may recommend. Each of the Class III Director nominees is not an "interested person" of the Fund within the meaning of the Investment Company Act. It is currently expected that any such substitute nominee for each of them will also not be an "interested person."

      The following table contains information about the nominees for election as Class III Directors.

Non-Interested Directors

      Each of the Class III Director nominees is not an "interested person," as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class III Director nominees is set out below.

                                                                                                                  Other
                                                    Term of                                     Number of         Public
                                                   Office and                                   Funds in the   Directorships
Name, Address and            Position(s) Held       Length of      Principal Occupation(s)      Fund Complex    Held by the
       Age                     with the Fund       Time Served*    During Past Five Years       Overseen***      Director
-----------------            ----------------      ------------    --------------------------   ------------   -------------
         Class III (Nominees for a Term Expiring at the Annual Meeting of Shareholders to be held in 2009)

Rodney A. Buck (58)**                __                 __         Owner, Buck Capital          1 registered       None
1857 West County Road                                              Management (private          investment
Calais                                                             investment management        company
Vermont 05648                                                      firm) since 2005;
                                                                   Executive Vice President
                                                                   and Chief Investment
                                                                   Officer, National Life
                                                                   Group (insurance holding
                                                                   company) from 2000 to
                                                                   2005; Chief Executive
                                                                   Officer, Sentinel Advisors
                                                                   Company (investment
                                                                   adviser) from 1996 to 2005.

David B. Chemidlin (49)**            __                 __         Corporate Controller,        1 registered       None
67 Glen Eagle Drive                                                Advance Magazine             investment
Watchung                                                           Publishers, Inc. (d/b/a      company
New Jersey  07060                                                  Conde Nast) since 1995

----------

* If elected by the shareholders and qualified, each Class III Director nominee will serve for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2009 and until his successor is elected and qualified or until his earlier resignation or removal.
** Each Class III Director nominee is also a director of Korea Equity Fund, Inc. for which Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") acts as manager and Nomura Asset Management Co., Ltd. ("NAM") acts as investment adviser, and each is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc.
***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

INFORMATION REGARDING OTHER DIRECTORS

Class I Directors

Non-Interested Directors

      Each of the Class I Directors is not an "interested person," as defined in the Investment Company Act, of the Fund. Biographical and other information relating to the Class I Directors is set out below.

                                                                                                                     Other
                                                    Term of                                      Number of          Public
                                                   Office and                                   Funds in the      Directorships
                              Position(s) Held     Length of       Principal Occupation(s)      Fund Complex       Held by the
 Name, Address and Age          with the Fund     Time Served*     During Past Five Years        Overseen***        Director
------------------------      ----------------   --------------    ---------------------------- --------------    ---------------
                         Class I (Term Expiring at the Annual Meeting of Shareholders to be held in 2007)

William G. Barker, Jr.**      Class I Director   Director since    Retired.                     2 registered       None
(73)                                             1990                                           investment
111 Parsonage Road                                                                              companies
Greenwich                                                                                       consisting of 2
Connecticut 06830                                                                               portfolios
John F. Wallace (78)**        Class I Director   Director since    Retired since 2000; Vice     2 registered       None
17 Rhoda Street                                  1990              President of the Fund from   investment
West Hempstead                                                     1997 to 2000 and Secretary   companies
New York 11552                                                     and Treasurer of the Fund    consisting of 2
                                                                   from 1993 to 1997; Senior    portfolios
                                                                   Vice President of
                                                                   NAM-U.S.A. from 1981 to
                                                                   2000, Secretary from 1976
                                                                   to 2000, Treasurer from
                                                                   1984 to 2000 and Director
                                                                   from 1986 to 2000.


---------------
* Each Class I Director serves for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2007 and until his successor is elected and qualified or until his earlier resignation or removal.
** Each Class I Director is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

Class II Directors

Interested Director

      Biographical and other information relating to the Class II Director who is an "interested person," as defined in the Investment Company Act, of the Fund is set out below.

                                                                                                                     Other
                                                    Term of                                      Number of          Public
                                                   Office and                                   Funds in the      Directorships
                              Position(s) Held     Length of       Principal Occupation(s)      Fund Complex       Held by the
 Name, Address and Age          with the Fund     Time Served*     During Past Five Years        Overseen***        Director
------------------------      ----------------   --------------    ---------------------------- --------------    ---------------
                        Class II (Term Expiring at the Annual Meeting of Shareholders to be held in 2008)

Hiroshi Terasaki (51)**      Class II Director   Director since    Managing Director and        2 registered       None
Two World Financial                              June 2005         Chief Executive Officer,     investment
Center, Building B                                                 Nomura Asset Management      companies
New York                                                           U.K. Limited from 2003 to    consisting of 2
New York 10281                                                     2005; General Manager,       portfolios
                                                                   Fixed Income Investment
                                                                   Department of NAM from
                                                                   2000 to 2003.


-------------
* Mr. Terasaki serves as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.
** Mr. Terasaki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.
***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

Non-Interested Director

      Biographical and other information relating to the Class II Director nominee who is not an "interested person," as defined in the Investment Company Act, of the Fund is set out below.

                                                                                                                     Other
                                                    Term of                                      Number of          Public
                                                   Office and                                   Funds in the      Directorships
                              Position(s) Held     Length of       Principal Occupation(s)      Fund Complex       Held by the
 Name, Address and Age          with the Fund     Time Served*     During Past Five Years        Overseen***        Director
------------------------      ----------------   --------------    ---------------------------- --------------    ---------------
                        Class II (Term Expiring at the Annual Meeting of Shareholders to be held in 2008)

Chor Weng Tan (70)**         Class II Director   Director since    Retired since 2004;          2 registered       None
6245 Paseo Privado                               1990              Managing Director for        investment
Carlsbad                                                           Education, The American      companies
California 92009                                                   Society of Mechanical        consisting of 2
                                                                   Engineers from 1991 to       portfolios
                                                                   2004.


----------------
* Mr. Tan serves as a Class II Director for a three-year term expiring at the Annual Meeting of Shareholders to be held in 2008 and until his successor is elected and qualified or until his earlier resignation or removal.
** Mr. Tan is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.
***   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
      Inc.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barker, Grollman, Tan, Taylor and Wallace are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

      During the fiscal year ended February 28, 2006, the Board of Directors held eleven meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

      Report of the Audit Committee. The following is a report by the Fund's Audit Committee regarding the responsibilities and functions of the Audit Committee.

      Pursuant to the Audit Committee Charter adopted by the Fund's Board of Directors on August 6, 2003, the Audit Committee's principal responsibilities are to: (i) select and oversee the Fund's independent accountants; (ii) review with the independent accountants the scope, performance and anticipated cost of their audit; (iii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit; (iv) ensure that the independent accountants submit on a periodic basis a formal written statement as to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent accountants' independence; and (v) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls. A copy of the Audit Committee Charter was attached as Exhibit I to the Fund's 2004 Proxy Statement.

      The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("Ernst &Young"), the Fund's independent accountants, and discussed with Ernst & Young certain matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining the independence of those accountants. At its meeting held on April 20, 2006, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and Ernst & Young. The Audit Committee discussed with Ernst & Young their independence and considered whether the provision of services by Ernst & Young to the Fund and to NAM-U.S.A. and its affiliates was compatible with maintaining Ernst & Young's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended February 28, 2006.

      The Audit Committee's Charter for the Fund requires the Audit Committee
(a) to pre-approve all auditing services to be provided to the Fund by the Fund's independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act and (c) to pre-approve non-audit services to be provided to the Fund's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund.

                                         Submitted by the Audit Committee of the
                                         Board of Directors of the Fund

                                         William G. Barker, Jr.
                                         William K. Grollman
                                         Chor Weng Tan
                                         Arthur R. Taylor
                                         John F. Wallace

      Nominating Committee; Consideration of Potential Director Nominees. The principal purpose of the Nominating Committee is to select and nominate the independent (i.e., non-interested) Directors of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund's manager and its affiliates and other principal service providers. The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.

      The Nominating Committee will consider potential director candidates recommended by Fund shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Fund shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the 1934 Act. A copy of the Nominating Committee Charter was attached as Exhibit II to the Fund's 2004 Proxy Statement.

      Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should be provided in accordance with the deadline specified in the Fund's Bylaws and include the information required by the Fund's Bylaws.

      The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. Generally, the Committee meets annually to identify and evaluate nominees for Director and make its recommendations to the Board. The Committee may meet more frequently if vacancies on the Board occur during a given year. In identifying and evaluating a potential nominee to serve as an independent Director of the Fund, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Fund and to protect the interests of Fund shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.

      As indicated above, Messrs. William K. Grollman and Arthur R. Taylor, the current Class III Directors, advised the Board of Directors that they did not wish to stand for re-election as Directors. In accordance with its Charter, the Nominating Committee met and considered recommendations for candidates. The Nominating Committee has nominated Messrs. Rodney A. Buck and David B. Chemidlin for election as Class III Directors. Mr. Buck was initially recommended to the Nominating Committee by the Fund's counsel and Mr. Chemidlin was initially recommended to the Nominating Committee by an independent Director. No nominee recommendation was received from shareholders. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund's needs and circumstances, and as applicable legal or listing standards change.

      Communications with the Board of Directors. Shareholders may send written communications to the Fund's Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to Two World Financial Center, Building B, New York, New York 10281). Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See "Additional Information--Proposals of Shareholders" below.

      Director Attendance at Shareholder Meetings. The Fund has no formal policy regarding director attendance at shareholder meetings. Each member of the Board of Directors then in office was present at the Fund's 2005 annual meeting of shareholders.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the 1934 Act requires the officers and directors of the Fund and persons who own more than 10% of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 that they file.

      Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that William K. Grollman, a Director of the Fund, inadvertently made a late Form 4 filing reporting one purchase transaction and two sales transactions in shares of the Fund. In addition, Hiroshi Terasaki, the President and a Director of the Fund, and Keiko Tani, a Vice President of the Fund, filed Forms 3 subsequent to their due date.

      Interested Persons. The Fund currently treats one Class II Director nominee, Mr. Terasaki, as an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with NAM and its affiliates.

      Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $10,000 plus $1,000 per Board or committee meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional annual fee of $5,000, effective June 2005. Such fees and expenses aggregated $107,095 for the fiscal year ended February 28, 2006.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                              Aggregate
                                             Compensation             Pension or Retirement      Aggregate Compensation from Fund
                                            from Fund For          Benefit Accrued as Part of    Complex Paid to Directors During
                                        its Fiscal Year Ended     Fund Expenses for its Fiscal   the Calendar Year Ended
          Name of Director                February 28, 2006       Year Ended February 28, 2006   December 31, 2005*
          ----------------              ---------------------     ----------------------------   --------------------------------
William G. Barker, Jr.........                $29,461                           -                           $45,000
William K. Grollman...........                 22,000                           -                            34,500
Chor Weng Tan.................                 22,000                           -                            34,500
Arthur R. Taylor..............                 22,000                           -                            34,500
Hiroshi Terasaki**............                   -                              -                              -
John F. Wallace...............                 21,000                           -                            33,500

-----------
* In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2005.
** Mr. Terasaki was elected a Director of the Fund effective June 20, 2005. Mr. Terasaki is an "interested person" of the Fund.

      Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

       Name, Address* and           Position(s) Held       Term of Office** and                 Principal Occupation(s)
         Age of Officers             with the Fund        Length of Time Served                 During Past Five Years
         ---------------             -------------        ---------------------                 ----------------------
Hiroshi Terasaki (51)              President           President since 2005          Managing Director and Chief Executive
                                                                                     Officer, Nomura Asset Management U.K.
                                                                                     Limited from 2003 to 2005; General Manager,
                                                                                     Fixed Income Investment Department of the
                                                                                     NAM from 2000 to 2003.

Kenneth L. Munt (59)               Vice President      Vice President since 2001     Senior Vice President and Secretary of
                                                                                     NAM-U.S.A. since 1999.

Keiko Tani (43)                    Vice President      Vice President since 2005     Senior Vice President and General Counsel of
                                                                                     NAM-U.S.A. since 2005; Leader, Legal Team,
                                                                                     Product Documentation & Legal Department of
                                                                                     NAM from 2003 to 2005, General Manager of
                                                                                     Legal Department from 1999 to 2003.

Rita Chopra-Brathwaite (37)        Treasurer           Treasurer since 2002          Vice President of NAM-U.S.A. since 2001.

Neil Daniele (46)                  Secretary           Secretary since 2002          Senior Vice President of NAM-U.S.A. since
                                                                                     2002; Vice President and Compliance Officer
                                                                                     of Munich Re Capital Management Corp. (asset
                                                                                     management firm) from 2001 to 2002; Vice
                                                                                     President of AIG Global Investment Group,
                                                                                     Inc. (asset management firm) from 2000 to
                                                                                     2001.

----------------
* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**    Elected by and serves at the pleasure of the Board of Directors.

      Stock Ownership. Information relating to the share ownership by each Director nominee and each current Director who will continue to serve as a Director after the Meeting, at October [3], 2006 is set out below:

                                                                                                    Aggregate Dollar Range of
                                      Shares of Common Stock of    Aggregate Dollar Range of       Securities in All Registered
    Name of Continuing Directors        the Fund Beneficially          Equity Securities            Funds in the Fund Complex
            and Nominees                        Owned                     in the Fund                  Overseen by Director
            ------------                        -----                     -----------                  --------------------
Current Directors
  William G. Barker, Jr....                      -0-                          None                             None
  Chor Weng Tan............                     2,340                   $10,001-$50,000                  $50,000-$100,000
  Hiroshi Terasaki.........                      -0-                          None                             None
  John F. Wallace..........                     2,211                   $10,001-$50,000                  $10,001-$50,000

Nominees
  Rodney A. Buck...........                     3,477                   $10,001-$50,000                  $10,001-$50,000
  David B. Chemidlin.......                      -0-                          None                             None


      As of October [3], 2006, the Directors and officers of the Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, all of the officers of the Fund as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

                   PROPOSAL 2. CONSIDERATION OF AMENDMENT OF A
                       FUNDAMENTAL INVESTMENT RESTRICTION


      The Fund has adopted fundamental investment restrictions relating to the investment of its assets and its activities. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

      One fundamental restriction provides that the Fund may not make loans to other persons except in enumerated circumstances. The Board of Directors of the Fund believes that it would be in the Fund's interest if it had the authority to lend its portfolio securities under a program of the type described below. In order to permit this activity, the Board of Directors recommends that the relevant restriction be revised as follows (the language proposed to be added is in italics):

            [The Fund may not:] Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies, and except further that the Fund may lend its portfolio securities in accordance with applicable law.

      In a securities lending program, the Fund would seek to increase its investment income by lending securities it owns to broker-dealers and other institutional borrowers. The Fund's participation in such a program would be administered by a thirty-party experienced securities lending agent selected by the Fund. The Board of Directors has not considered or approved a securities lending agent, nor has it considered or determined the terms of a specific securities lending arrangement for the Fund. However, as indicated above, the Board believes it would be appropriate for the fundamental investment restriction to be amended so that the Fund is not prohibited from entering into a securities lending program.

      In participating in securities lending, the Fund would lend securities to broker-dealers and other institutional borrowers that meet credit requirements and other criteria. The Fund expects that its policies will require that the borrower pledge to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent would pay to the

Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower).

      In determining whether to lend securities to a particular broker-dealer or institutional borrower, securities lending agents generally consider specific facts and circumstances of the securities loan, including the creditworthiness of the borrower. Investment companies participating in securities lending programs generally pay administrative and custodial fees in connection with each securities loan, and a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower and, to the extent of any remaining earned interest, to the securities lending agent. These investment companies generally receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan ("substitute payments"). Investment companies typically retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions). The cash collateral received from each borrower is typically invested by the securities lending agent in high-quality investments (including money market instruments and repurchase agreements).

      While the Fund would expect to benefit from securities lending by increasing its investment income, there are certain risks and special considerations. For example, there is borrower default risk (e.g., the borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). In addition, substitute payments are not treated as a dividend and may not be eligible as qualified dividend income for U.S. federal income tax purposes.

      The Fund would be subject to certain regulatory requirements in lending portfolios securities. Interpretations by the Securities and Exchange Commission limit the amount of securities a registered investment company may lend to 33 1/3 of the fund's total assets.

      The Board of Directors recommends that the shareholders of the Fund vote FOR the proposal to amend the Fund's fundamental investment restriction on lending.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Dudley & Shanley, LLC ("Dudley") has reported beneficial ownership of approximately 5.2% of the Fund's Common Stock as of June 30, 2006. Dudley is located at 130 Maple Avenue, Red Bank, N.J. 07701. To the knowledge of the management of the Fund, Dudley is the only beneficial owner of more than 5% of the Fund's outstanding shares.

                            Shares of Common Stock   Percentage of the Fund's
                             of the Fund Reported          Common Stock
Name of Beneficial Owner      Beneficially Owned        Beneficially Owned
------------------------      ------------------        ------------------
Dudley & Shanley, LLC            1,096,800                    5.2%

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

      The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group ("Altman"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for an estimated fee of approximately $100,000, together with reimbursement of such firm's expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker-dealers, and monitoring of voting results.

Change in Accountants

      During November 2004, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accountant of the Fund because PwC has been appointed to provide non-audit services to certain affiliates of NAM-U.S.A., which could be viewed as inconsistent with auditor independence with respect to the Fund. The resignation of PwC was not the result of any disagreement with management. Based on the recommendation of the Audit Committee of the Fund, the Board of Directors voted to appoint Ernst & Young as the independent registered public accountant for the Fund's fiscal year ended February 28, 2005. During the fiscal year ended February 28, 2005, PwC's audit report contained no adverse opinion or disclaimer of opinion; nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosure, or audit scope, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in connection with their report.

Independent Accountants' Fees

      The SEC's auditor independence rules require the Fund's Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A., if the services relate directly to the operations and financial reporting of the Fund.

      The following table sets forth the aggregate fees paid to PwC and Ernst & Young, independent account-ants for the Fund, for the Fund's fiscal years ended February 29, 2005 and February 28, 2006 for professional services rendered for:
(i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. For the Fund's two fiscal years, the independent accountants did not render any other audit-related services to the Fund, except as described under clauses (i) above. The Fund's Audit Committee has determined that the provision of non-audit services under clause (iii) is compatible with maintaining the independence of the independent accountants from the Fund.

                                                                                                   Financial
                                                                                                  Information
                                                Audit Fees         Audit                       Systems Design and
                                                Charged to        Related          Tax           Implementation        All Other
     Fiscal Year End          Accountant         the Fund          Fees           Fees                Fees               Fees*
     ---------------          ----------         --------          ----           ----                ----               -----
February 28, 2005                 PwC               $0            $15,000        $5,400                $0                  $0
                             Ernst & Young       $64,000          $ 9,000        $7,500                $0                  $0

February 28, 2006            Ernst & Young       $65,000          $26,500        $9,000                $0                  $0


----------------
* These fees relate to tax advisory services for NAM and NAM-U.S.A., and non-audit services for the Fund.

Voting Requirements

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposal are not received from the shareholders, the chairman of the meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. No additional notice will be provided to shareholders in the event the Meeting is adjourned unless otherwise required by Maryland law.

      All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of two Class III Director nominees (Proposal 1) and FOR the proposed amendment of the fundamental investment restrictions of the Fund (Proposal 2). Provided that a quorum has been established at the Meeting, approval of the election of two Class III Directors to the Board of Directors (Proposal 1) requires the affirmative vote of a majority of the shares outstanding and entitled to vote thereon, in person or by proxy. Approval of the proposed amendment of the fundamental investment restrictions of the Fund (Proposal 2) requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act, which is the vote of (a) 67% or more of the shares of the Fund present at the meeting of the holders if more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. Approval of any other routine matter which may properly come before the Meeting for consideration requires the affirmative vote of a majority of the votes cast.

Broker Non-Votes and Abstentions

      The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that under the rules of the New York Stock Exchange broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions. The Fund understands that broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the proposed amendment of the fundamental investment restrictions of the Fund (Proposal 2).

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the proposal to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "withheld authority to vote for all nominees" will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, broker non-votes and proxies marked "withheld authority to vote for all nominees" will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the election of Director nominees (Proposal 1) and the proposed amendment of the fundamental investment restrictions of the Fund (Proposal 2).

Other Matters

      With regard to any other business matters that may properly come before the Meeting for consideration, it is the intention of the persons named in the enclosed proxy to use their discretionary voting authority and to vote in accordance with their best judgment.

Address of Manager and Investment Adviser

      The address of NAM-U.S.A. is Two World Financial Center, Building B, New York, New York 10281. The address of NAM is 1-12-1, Nihombashi, Chuo-ku, Tokyo 103-8260, Japan.

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund, which is expected to be held in November 2007, must be received by the Fund for inclusion in its Proxy Statement and form of proxy relating to that meeting by June [ ], 2007. Written proposals with regard to the Fund should be sent to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281.

      Shareholders wishing to present proposals at the next annual meeting of shareholders of the Fund that they do not wish to be included in the Fund's proxy statement and form of proxy, must send written notice of such proposals to the Secretary of the Fund, Two World Financial Center, Building B, New York, New York 10281, and such notice must be received by the Secretary no sooner than June [ ], 2007 and no later than July [ ], 2007 in the form prescribed from time to time in the Fund's Bylaws.

                                             By Order of the Board of Directors


                                                       Neil A. Daniele
                                                          Secretary


New York, New York
Dated:  October [  ], 2006

                     PRELIMINARY PROXY SUBJECT TO COMPLETION


                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                     Two World Financial Center, Building B
                            New York, New York 10281

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Hiroshi Terasaki and Neil A. Daniele as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Japan Smaller Capitalization Fund, Inc. (the "Fund") held of record by the undersigned on September [25], 2006 at the Annual Meeting of the Shareholders of the Fund to be held on November 17, 2006, or any adjournment thereof.


                       ----------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE

                       ----------------------------------

      Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

---------------------------------------          ------------------------------

---------------------------------------          ------------------------------

---------------------------------------          ------------------------------

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                       ----------------------------------

                     JAPAN SMALLER CAPITALIZATION FUND, INC.

                       ----------------------------------

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

      Mark box at right if an address change or comment has been noted on the reverse side of this card.

CONTROL NUMBER:

      Please be sure to sign and date this Proxy


--------------------------------------------------------------------------------

1.    Election of two Class III Directors for a three-year term:

                                             Withhold Authority to vote
                       For All Nominees      for all Nominees             For All Nominees Except*
Rodney A. Buck             |_|                        |_|                         |_|

David B. Chemidlin

*NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

2. Amendment of the fundamental investment restrictions of the Fund to permit the Fund to lend its portfolio securities:

               FOR |_|                AGAINST |_|           ABSTAIN |_|

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL CLASS III DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

Date ______________

________ Shareholder sign here _________________ Co-owner sign here ___________